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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                DATE OF REPORT (Date of earliest event reported)
                                 March 20, 2009


                       AMERICAN ENVIRONMENTAL ENERGY, INC.
             (Exact name of Registrant as specified in its charter)

                                     NEVADA
                 (State or other jurisdiction of incorporation)


                                   33-38119-C
                            (Commission File Number)

                                   41-1619632
                      (IRS Employer Identification Number)


                              650 Town Center Drive
                                    Suite 860
                          Costa Mesa, California 92626
                    (Address of principal executive offices)


                 (866) 671-7571 (Registrant's telephone number,
                              including area code)



         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act



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Item 9.01   Financial Statements and Exhibits

(d)      Exhibits


99.1     Press Release dated March 20, 2009











                                      # # #

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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                 AMERICAN ENVIRONMENTAL ENERGY, INC.
                                 (Registrant)



                                 By: /s/ Brent A. Brewer
                                     -------------------------------------------
                                    Name: Brent A. Brewer
                                    Title: Chairman of the Board, President,
                                    Principal Executive Officer, Interim
                                    Principal Financial Officer, Principal
                                    Accounting Officer, Treasurer and Secretary




Date: March 20, 2009